UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 11, 2003

                                -----------------

                             Digital Recorders, Inc.

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             (Exact Name of Registrant as Specified in Its Charter)


         North Carolina                    1-13408                56-1362926
(State or Other Jurisdiction of   (Commission File Number)       (IRS Employer
         Incorporation)                                      Identification No.)

                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992

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Item 12. Results of Operations and Financial Condition

     On November 11, 2003, Digital Recorders, Inc. (the "Company") announced in a press release the Company's results for its third quarter ended September 30, 2003, as well as its outlook for fourth quarter and fiscal year 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIGITAL RECORDERS, INC.

Date: November 11, 2003                By:    /s/ DAVID L. TURNEY
                                              ----------------------------------
                                              David L. Turney
                                              Chairman, Chief Executive Officer
                                              and President

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                                  Exhibit 99.1

                      Press Release Dated November 11, 2003